Exhibit 99.2

ALF-X System (a carve-out of SOFAR S.p.A.)

Financial Statements

As of and for the years ended December 31, 2014 and 2013

ALF-X SYSTEM

(a carve-out of

Sofar S.p.A.)

Carve-out Financial Statements

December 31, 2014 and 2013

ALF-X System (a carve-out of Sofar S.p.A.)

Contents

December 31, 2014 and 2013

Page(s)
Independent Auditors’ Report	1
Carve-out Financial Statements
Carve-out Balance Sheets	3
Carve-out Statements of Operations	4
Carve-out Statements of Changes in Equity	5
Carve-out Statements of Cash Flows	6
Notes to Carve-out Financial Statements	7–12

INDEPENDENT AUDITORS’ REPORT

The Board of Directors of

TransEnterix Italia S.r.l.

Trezzano Rosa (Milan)

Italy

We have audited the accompanying carve-out financial statements of ALF-X System (a carve-out of Sofar S.p.A.), which comprise the carve-out balance sheets as of December 31, 2014 and 2013 and the related statements of operations, statements of changes in equity and cash-flows for the years then ended, and the related notes to the carve-out financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these carve-out financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the carve-out financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these carve-out financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the carve-out financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the carve-out financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the carve-out financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the carve-out financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the carve-out financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the carve-out financial statements referred to above present fairly, in all material respects, the financial position of ALF-X System (a carve-out of Sofar S.p.A.) as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of a matter

As discussed in Note 1 of the carve-out financial statements, TransEnterix Italia S.r.l. is a limited liability company established under the Italian law on July 22, 2015. On September 21, 2015, TransEnterix International, Inc. completed the acquisition of TransEnterix Italia S.r.l. from Sofar S.p.A. that included all of the transferred assets, employees and contracts related to the advanced robotic system for minimally invasive laparoscopic surgery known as the ALF-X System.

The carve-out financial statements have been derived from the accounting records of Sofar S.p.A. on a carve-out basis. The carve-out financial statements of ALF-X System (a carve-out of Sofar S.p.A.) reflect the assets, liabilities, revenue and expenses directly attributable to the ALF-X System, as well as allocations deemed reasonable by management, to present the carve-out financial position, results of operations, changes in equity and cash flows of the ALF-X System on a stand-alone basis and do not necessarily reflect the carve-out financial position, results of operations, changes in equity and cash flows of the ALF-X System in the future or what they would have been had the ALF-X System been a separate, stand-alone entity during the periods presented.

Milan (Italy), December 3, 2015

/s/ BDO S.p.A.

Certified Public Accountants (Italian)

ALF-X System (a carve-out of Sofar S.p.A.)

Carve-out Balance Sheets

December 31, 2014 and 2013

	December 31,	December 31,
	2014	2013
Assets
Current Assets
Inventories	€1,448,494	€830,067
Other current assets	4,328,066	2,525,880

Total Current Assets	5,776,560	3,355,947

Intangibles	121,729	119,034
Security deposits	4,950	9,101

Total Assets	€5,903,239	€3,484,082

Liabilities and Equity
Current Liabilities
Accounts payable	€1,616,162	€1,344,184
Accrued payroll	51,162	48,759
Current tax liabilities	30,406	25,679
Other current liabilities	161,414	150,085

Total Current Liabilities	1,859,144	1,568,707

Other long term liabilities	15,692	65,485

Total Liabilities	€1,874,836	€1,634,192

Parent’s Equity
Accumulated net parent investment	4,028,403	1,849,890

Total Equity	4,028,403	1,849,890

Total Liabilities and Equity	€5,903,239	€3,484,082

See accompanying notes to Carve-out Financial Statements

ALF-X System (a carve-out of Sofar S.p.A.)

Carve-out Statements of Operations

Years Ended December 31, 2014 and 2013

	the year ended
	December 31, 2014	December 31, 2013
Sales	€—	€—

Operating Expenses
General and administrative	2,269,759	2,490,267
Research and development	1,044,691	1,107,667
Amortization of intangibles	7,349	6,847
Other operating expenses	26,000	28,016

Total Operating Expenses	3,347,799	3,632,797

Operating Loss	(3,347,799)	(3,632,797)

Other Expenses	16,520	2,747

Loss before income taxes	(3,364,319)	(3,635,544)

Income tax expense/benefit	—	—

Net loss	€(3,364,319)	€(3,635,544)

See accompanying notes to Carve-out Financial Statements

ALF-X System (a carve-out of Sofar S.p.A.)

Carve-out Statements of Changes in Equity

December 31, 2014 and 2013

Total
Equity
Balance, December 31, 2012	€563,724

Net Loss	(3,635,544)
Parent investment	4,921,710

Balance, December 31, 2013	€1,849,890

Net Loss	(3,364,319)
Parent investment	5,542,832

Balance, December 31, 2014	€4,028,403

See accompanying notes to Carve-out Financial Statement

ALF-X System (a carve-out of Sofar S.p.A.)

Carve-out Statements of Cash Flows

December 31, 2014 and 2013

	the year ended
	December 31, 2014	December 31, 2013
Operating Activities:
Net loss	€(3,364,319)	€(3,635,544)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Amortization of intangible assets	7,349	6,847
Changes in operating assets and liabilities:
Inventories	(618,427)	(377,584)
Other current and long term assets	(1,802,186)	(1,498,313)
Security deposits	4,151	2,299
Accounts payable	271,978	454,609
Accrued payroll	2,403	17,189
Current tax liabilities	4,727	3,982
Other current and long term liabilities	(38,464)	114,796

Net cash and cash equivalents used in operating activities	(5,532,788)	(4,911,719)

Investing Activities:
Purchase of intangibles	(10,044)	(9,991)

Net cash and cash equivalents used in investing activities	(10,044)	(9,991)

Financing Activities:
Net contributions from Parent	5,542,832	4,921,710

Net cash and cash equivalents provided by financing activities	5,542,832	4,921,710

Cash and Cash Equivalents:

Cash and Cash Equivalents, beginning of period	—	—

Cash and Cash Equivalents, end of period	€—	€—

See accompanying notes to Carve-out Financial Statements

ALF-X System (a carve-out of Sofar S.p.A.)

Notes to Carve-out Financial Statements

December 31, 2014 and 2013

1.	Business description and nature of operations

TransEnterix Italia S.r.l. (the “Company”), formerly known as Vulcanos S.r.l., is a limited liability company established under the Italian law on July 22, 2015. The Company is focused on the development and commercialization of the ALF-X System; it operates in Trezzano Rosa (Milano) and also utilizes an external warehouse based in Fara Gera D’Adda (Bergamo).

TransEnterix Italia S.r.l. is wholly owned by TransEnterix International, Inc., incorporated in Delaware, USA, which is a subsidiary of TransEnterix, Inc., an American publicly traded company, headquartered in North Carolina, and listed on the NYSE MKT Exchange.

TransEnterix, Inc. is a medical device company that is pioneering the use of robotics to improve minimally invasive surgery by addressing the clinical challenges associated with current laparoscopic and robotic options. TransEnterix, Inc. has developed the SurgiBot System, a single-port, robotically enhanced laparoscopic surgical platform.

On September 21, 2015, TransEnterix International, Inc. completed the acquisition of the Company from Sofar S.p.A. (the “Parent”), an Italian company based in Trezzano Rosa (Milano) that included all of the transferred assets, employees and contracts related to the advanced robotic system for minimally invasive laparoscopic surgery known as the ALF-X Surgical Robotic System (“ALF-X”) and changed the name of the Company from Vulcanos S.r.l. to TransEnterix Italia S.r.l. ALF-X is a multi-port robotic system that brings the advantages of robotic surgery to patients while enabling surgeons with innovative technology.

The carve-out financial statements of ALF-X System (a carve-out of Sofar S.p.A.) present the historical position, results of operations, changes in equity to support ALF-X, and cash flows on a carve-out basis of the ALF-X System in connection with the acquisition.

The carve-out financial statements have been derived from the accounting records of Sofar S.p.A. on a carve-out basis.

2.	Basis of presentation and methods of allocation

The carve-out financial statements of ALF-X System (a carve-out of Sofar S.p.A.) have been prepared in accordance with generally accepted accounting principles in the United States (“US GAAP”).

These financial statements have been prepared solely to demonstrate the historical results of operations, financial position and cash flows related to ALF-X for the indicated periods.

The carve-out financial statements include the assets, liabilities, revenue and expenses that are specifically identifiable to ALF-X.

In addition, the operating businesses within Sofar S.p.A. share a certain common overhead structure. Certain corporate assets, liabilities and expenses have been allocated to the ALF-X for the periods presented.

The allocations to the ALF-X are based on various assumptions and estimates. Management believes the methodology applied to the allocation is reasonable. The basis of allocation of certain assets, liabilities and expenses is described below.

ALF-X System (a carve-out of Sofar S.p.A.)

Notes to Carve-out Financial Statements

December 31, 2014 and 2013

(a) Inventory

Inventories include finished ALF-X systems ready for sale and ALF-X components waiting to be assembled. All the items included as stock in these financial statements are clearly identified and directly related to ALF-X System (a carve-out of Sofar S.p.A.) and they have been allocated to the ALF-X based on the underlying technology.

(b) Intangibles

ALF-X is an advanced robotic system for minimally invasive laparoscopic surgery which was part of separate line of business in Sofar. Intangibles include the product patent and other costs incurred in connection with securing the patent.

(c) Suppliers

The allocated trade payables are related to the supply of services and materials directly related to the ALF-X business.

(d) Shared services costs

Certain services (logistic, human resources, accounting, marketing, and information technology) have been provided by Sofar to the ALF-X project. For the purposes of these carve-out financial statements, these shared service costs have been allocated to the ALF-X business using the same allocation methods of the Service Agreement signed by Sofar S.p.A and Vulcanos S.r.l. on September 18, 2015.

The Service Agreement reports the total personnel cost (salary, benefits, tax contribution) and a percentage of this cost is allocated for the purpose of these carve-out financial statements using a survey-based estimate of the hours spent on the development of the ALF-X.

(e) Management costs

These costs have the same nature of shared function costs but they were not listed in the Service Agreement and they were related to the CEO, CFO, Business Development manager and Export manager.

These costs have been allocated based on the approximate time worked on the ALF-X business during the year based on the internal reporting used by management in making operating decisions.

3.	Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Such estimates primarily relate to useful lives of the intangible assets. Accordingly, actual results may differ from estimated amounts.

ALF-X System (a carve-out of Sofar S.p.A.)

Notes to Carve-out Financial Statements

December 31, 2014 and 2013

Intangibles

Intangible assets consist of ALF-X patent cost and related legal fees; the cost is amortized at the lesser of its useful life and its legal life, which is estimated to be 20 years (5% rate).

Inventories

Inventories consist of finished goods, valued at the lower of cost and market. Cost is determined according to the specific identification cost. The Company provides estimated inventory allowances for excess, slow moving and obsolete inventory as well as inventory whose carrying value is in excess of net realizable value. The inventory allowance was deemed not necessary as of December 31, 2014, and 2013, for the carve-out financial statements.

Other Current Assets

Other current assets consist of advance payments and deposits made to external suppliers which provide assembly and logistics services, mechanical parts transferred to external warehouses, prepaid expenses as part of expenses due in subsequent exercise for insurance, rent and no competition agreement, and credit notes to be received.

Accounts Payable

Accounts payable consist of trade payables recorded at the original invoice amount.

Provision for severance indemnities

It consists of an estimated fund, provided by the Italian Law, for retirement benefit to the employees, in case of end of service or resignation, included in other long term liabilities.

Operating expenses

Operating costs are expensed as incurred. Operating expenses are mainly composed by cost of services, amortization, and salaries.

Research and development costs

Research and development costs are expensed when incurred and mainly composed by technical consultancies for the ALF-X design, and medical-scientific studies related to the development of the ALF-X.

Currency Transactions

The functional currency of the Company is the Euro. Transactions with foreign parties are translated using the exchange rate in effect on the date of settlement; the loss resulting from the re-measurement of these transactions between Euro and foreign currencies is included in other expenses.

ALF-X System (a carve-out of Sofar S.p.A.)

Notes to Carve-out Financial Statements

December 31, 2014 and 2013

Income Tax

The Company does not recognize income taxes due to the loss incurred in the carve-out financial statements. Deferred tax assets have not been recognized in respect of the loss of the carve-out financial statements because they do not represent a tax credit according to Italian tax law.

4.	Inventories

Inventories are as follows:

	2014	2013
Finished goods	1,448,494	830,067

Total inventories	€1,448,494	€830,067

Inventories are stated at the lower of cost or market. Cost is based on the specific identification method. Finished goods include the main components of the ALF-X robotic unit: manipulator arms, cockpit, node, and 3D channel.

5.	Other current assets

Other current assets are as follows:

	2014	2013
Deposit at external warehouse	3,342,958	1,860,694
Advance payments	921,000	620,000
Pre-paid expenses	32,838	45,186
Credit notes to be received	31,270	—

Total other current assets	€4,328,066	€2,525,880

6.	Intangibles

Intangible assets are as follows:

	2014	2013
ALF-X Patent	146,986	136,942
Less: accumulated amortization	(25,257)	(17,908)

Total intangibles	€121,729	€119,034

Amortization started in 2011 when the “CE mark”, following the feasibility study, development, and testing was achieved. The CE mark is a mandatory conformity marking for certain products sold within the European Economic Area (EEA).

7.	Security deposits

Security deposits consist of deposits related to rent contracts.

ALF-X System (a carve-out of Sofar S.p.A.)

Notes to Carve-out Financial Statements

December 31, 2014 and 2013

8.	Accounts payable

Accounts payable are as follows:

	2014	2013
Trade payables	1,278,492	1,244,451
Accrued payables	337,670	99,733

Total accounts payable	€1,616,162	€1,344,184

9.	Accrued payroll

Twelve employees have been directly involved in ALF-X as of December 31, 2014 and 2013, the payroll liabilities are related to pension fund contribution costs.

10.	Current tax liabilities

The amount is related to the national security contributions related to the employees and Italian withholding tax.

11.	Other current liabilities

Other current liabilities are as follows:

	2014	2013
Accrued vacations	122,628	104,149
Collective employees bonus	29,127	27,828
Non-competition agreement	7,763	15,527
Other liabilities	1,896	2,581

Total other current liabilities	€161,414	€150,085

12.	Other long term liabilities

Other long term liabilities are as follows:

	2014	2013
Royalites	—	50,000
Severance indemnities	15,692	15,485

Total other long term liabilities	€15,692	€65,485

Royalties were due to the European commission for the initial development of ALF-X in the amount of 50.000 euro as of December 31, 2013. This amount was paid in 2014.

ALF-X System (a carve-out of Sofar S.p.A.)

Notes to Carve-out Financial Statements

December 31, 2014 and 2013

Severance indemnities is an account set up by the Italian legislation. It provides that at employees’ termination date, they will receive a leaving entitlement, called “Trattamento di Fine Rapporto” (TFR).

13.	Equity

Net Parent investment represents the support provided by Sofar S.p.A. during 2014 and previous years, in order to develop the ALF-X system capital expenditure and to finance the working capital needs of the Company.

14.	Related Party Transactions

On September 21, 2015, TransEnterix International, Inc. completed the acquisition of TransEnterix Italia S.r.l. from Sofar S.p.A. The interactions among the companies are reported in the “business description and nature of operations” and “equity” sections.

15.	Subsequent Events

Management has evaluated subsequent events through December 3, 2015, the date on which the financial statements were available to be issued. No events were identified that required adjustments to, or disclosure in, the accompanying financial statements.